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                 SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT
                 -----------------------------------------------


         This SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT (this "Amendment") dated as of July 11, 2005 by and between DENNIS J. SCHMIDT, ROBERT V. GOTHIER, SR., ROBERT V. GOTHIER, JR., HOOVER AVENUE GF, LP, MECHANICSBURG GF, LP, ROBBIE KEMPSVILLE CORP., COLISEUM FF MM, INC., ROBBIE LITTLE CREEK CORP., BRYCE SMITHFIELD CORP., BRYCE SUFFOLK CORP., and BRYCE GENERAL BOOTH CORP., each having an office at 1000 North Front Street, Suite 500, Wormleysburg, Pennsylvania 17043 (individually, a "Seller," and collectively, the "Sellers") and CEDAR SHOPPING CENTERS PARTNERSHIP, L.P., a Delaware limited partnership ("CSCP").

                              W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS, Sellers and CSCP entered into that certain Purchase and Sale Agreement, dated as of May 10, 2005 (the "Purchase and Sale Agreement");

         WHEREAS, Sellers and CSCP entered into that certain Amendment to Purchase and Sale Agreement dated as of June 23, 2005 (the "First Amendment"; the First Amendment, together with the Purchase and Sale Agreement, being collectively referred to as the "Contract"),

         WHEREAS, Sellers and CSCP desire to further amend the terms of the Contract as hereinafter set forth.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Amendment, and in consideration of other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, Sellers and CSCP hereby covenant and agree as follows:

         1. All capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Contract.

         2. The First Amendment is hereby amended by deleting the word "CONTRIBUTION" from the recitals and replacing it with the word "PURCHASE".

         3. The Contract is hereby amended by deleting Paragraph 15 in its entirety from the First Amendment. The provisions of Paragraph 15 are deemed null and void and of no further force or effect ab initio.

         4. The Contract is hereby amended by adding the following to Article
XXI:

         (a) In Paragraph 1, the phrase "and/or" at the end of clause (vi) shall be deleted and replaced with ","; and

         (b) In Paragraph 1, the following shall be added after the phrase "Dubois Out-Parcels Restriction Agreement", at the end of clause (vii): "and/or
(viii) notwithstanding anything to the contrary contained in the Leases with



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Farm Fresh including, without limitation, any cap on amounts payable on account of common area maintenance expenses, the assertion by Farm Fresh, or any parent, affiliate, successor, assign or subtenant thereof (each, a "Farm Fresh Tenant"), that any Farm Fresh Lease at any of the Premises located in Smithfield, Suffolk and Norfolk (East Little Creek), Virginia is not a "net lease", or the failure of a Farm Fresh Tenant to pay all common area maintenance expenses at any such Premises without regard to any cap thereon."

         (c) In Paragraph 2, the following shall be added at the end thereof:

         "; provided, however, that (i) the provisions of clause (viii) of Paragraph 1 shall only survive the Closing for a period of three (3) years (unless a Claim shall be made within such three (3) year period in which event the provisions of clause (viii) shall survive until resolution of all such Claims) and (ii) subject to the terms of Article XXXI, Sellers liability under clause (viii) of Paragraph 1 shall not exceed $150,000 in the aggregate."

         5. The Contract is hereby amended by deleting "EXHIBIT D" therefrom and replacing it with EXHIBIT 1 attached hereto. All references to Exhibit D in the Contract shall be deemed to refer to EXHIBIT 1 attached hereto.

         6. Except as expressly modified or amended by this Amendment, all of the terms, covenants and conditions of the Contract are hereby ratified and confirmed.

         7. Except insofar as reference to the contrary is made in any such instrument, all references to the "Contract" in any future correspondence or notice shall be deemed to refer to the Contract as modified by this Amendment.

         8. This Amendment may be signed in any number of counterparts, each of which shall be deemed to be an original, with the same effect as if the signatures thereto and hereto were on the same instrument.

         9. This Amendment shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of laws.

         10. Delivery of this Amendment by facsimile by any party shall represent a valid and binding execution and delivery of this Amendment by such party.



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         IN WITNESS WHEREOF, the Sellers and CSCP have executed and delivered this Amendment as of the date first above written.



                                  /s/  Dennis J. Schmidt
                                  ----------------------
                                  DENNIS J. SCHMIDT


                                  /s/  Robert V. Gothier, Sr.
                                  ---------------------------
                                  ROBERT V. GOTHIER, SR.


                                  /s/  Robert V. Gothier, Jr.
                                  ---------------------------
                                  ROBERT V. GOTHIER, JR.


                                  MECHANICSBURG GF, LP,
                                  a Pennsylvania limited partnership

                                  By:  Mechanicsburg GF, LLC,
                                       a Pennsylvania limited liability company,
                                       its general partner


                                       By:  /s/  Robert V. Gothier, Jr.
                                            ---------------------------
                                            Name:  Robert V. Gothier, Jr.
                                            Title:  Authorized Member

                                  HOOVER AVENUE GF, LP,
                                  a Pennsylvania limited partnership

                                  By:  Dubois Hoover, Inc.,
                                       a Pennsylvania corporation, its
                                       general partner


                                       By:  /s/  Robert V. Gothier, Jr.
                                            ---------------------------
                                            Name:  Robert V. Gothier, Jr.
                                            Title:  Vice President

                                  BRYCE GENERAL BOOTH CORP., a Virginia
                                  corporation


                                  By:  /s/  Robert V. Gothier, Jr.
                                       ---------------------------
                                       Name:  Robert V. Gothier, Jr.
                                       Title:  Vice President

                                  BRYCE SUFFOLK CORP., a Virginia corporation


                                  By:  /s/  Robert V. Gothier, Jr.
                                       ---------------------------
                                       Name:  Robert V. Gothier, Jr.
                                       Title:  Vice President


                                  BRYCE SMITHFIELD CORP., a Virginia corporation


                                  By:  /s/  Robert V. Gothier, Jr.
                                       ---------------------------
                                       Name:  Robert V. Gothier, Jr.
                                       Title:  Vice President


                                  ROBBIE LITTLE CREEK CORP., a Virginia
                                  corporation


                                  By:  /s/  Robert V. Gothier, Jr.
                                       ---------------------------
                                       Name:  Robert V. Gothier, Jr.
                                       Title:  Vice President


                                  COLISEUM FF MM, INC., a Virginia corporation


                                  By:  /s/  Robert V. Gothier, Jr.
                                       ---------------------------
                                       Name:  Robert V. Gothier, Jr.
                                       Title:  Vice President


                                  ROBBIE KEMPSVILLE CORP., a Virginia
                                  corporation


                                  By:  /s/  Robert V. Gothier, Jr.
                                       ---------------------------
                                       Name:  Robert V. Gothier, Jr.
                                       Title:  Vice President


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                                  CEDAR SHOPPING CENTERS PARTNERSHIP, L.P.,
                                  a Delaware limited partnership

                                  By:  Cedar Shopping Centers, Inc.,
                                       a Maryland corporation, its general
                                       partner


                                       By:  /s/  Leo S. Ullman
                                            ------------------
                                            Name:  Leo S. Ullman
                                            Title:  President






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                                    EXHIBIT 1
                                    ---------



            ALLOCATION OF CONSIDERATION AMONG PROPERTIES AND INTEREST

1.   Virginia General Booth Shopping Center:     $11,158,301
2.   Virginia Suffolk Plaza Shopping Center:     $ 8,473,138
3.   Virginia Kempsville Shopping Center:        $13,065,968
4.   Virginia Little Creek Shopping Center:      $ 8,682,921
5.   Virginia Little Creek KFC Out Parcel:       $ 1,042,995
6.   Virginia Smithfield Shopping Center:        $ 6,134,500
7.   Coliseum Marketplace:                       $16,167,106
8.   Mechanicsburg Shopping Center:              $14,480,040
9.   Liberty Marketplace:                        $14,587,222
                                                 -----------
                                                 $93,792,191